                                                                    Exhibit 20.1

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-1

Original Principal Balance                                                            222,000,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS       BALANCE

     Principal Amount of Notes as of Prior Distribution Date                                    0.00         0.000000

     Principal Amount of Notes as of Current Distribution Date                                  0.00         0.000000

          Pool Factor                                                                       0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                           0.000000
     Plus: Prior Principal Carryover                                          0.00                           0.000000
                                                                  ----------------
     Total Principal Distributable Amount                                     0.00                           0.000000

     Principal Distribution Amount                                            0.00                           0.000000
                                                                  ----------------

     Current Principal Carryover                                                                0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                               0.00                           0.000000
     Plus: Prior Interest Carryover                                           0.00                           0.000000
                                                                  ----------------
     Total Interest Distributable Amount                                      0.00                           0.000000

     Interest Distribution Amount                                             0.00                           0.000000
                                                                  ----------------

     Current Interest Carryover                                                                 0.00         0.000000

                                                                                                          PER $1000
                                                                                                          AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                 ORIG PRIN BAL

     Aggregate Principal Balance                                  1,249,664,885.62

     Overcollateralization Amount                                    57,638,894.38

     Servicing Fee                                                    1,354,618.00                           0.903079

     Spread Account                                                  12,496,648.86
     Net Change in Spread Account                                      (507,680.15)

     Net Collections                                                 61,294,107.16

     Aggregate Principal Balance of Delinquent Contracts              4,146,067.30

     Aggregate Excess Spread Amount                                             --
     Total Initial Spread Deposit Repayment                                     --
                                                                  ----------------
     Certificate Distributable Amount                                           --
                                                                  ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-2

Original Principal Balance                                                            555,000,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS       BALANCE

     Principal Amount of Notes as of Prior Distribution Date                          549,778,842.82       990.592510

     Principal Amount of Notes as of Current Distribution Date                        491,525,991.24       885.632417

          Pool Factor                                                                       0.885632

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                     58,252,851.58                         104.960093
     Plus: Prior Principal Carryover                                          0.00                           0.000000
                                                                  ----------------
     Total Principal Distributable Amount                            58,252,851.58                         104.960093

     Principal Distribution Amount                                   58,252,851.58                         104.960093
                                                                  ----------------

     Current Principal Carryover                                                                0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         691,805.04                           1.246496
     Plus: Prior Interest Carryover                                           0.00                           0.000000
                                                                  ----------------
     Total Interest Distributable Amount                                691,805.04                           1.246496

     Interest Distribution Amount                                       691,805.04                           1.246496
                                                                  ----------------

     Current Interest Carryover                                                                 0.00         0.000000

                                                                                                          PER $1000
                                                                                                          AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                 ORIG PRIN BAL

     Aggregate Principal Balance                                  1,249,664,885.62

     Overcollateralization Amount                                    57,638,894.38

     Servicing Fee                                                    1,354,618.00                           0.903079

     Spread Account                                                  12,496,648.86
     Net Change in Spread Account                                      (507,680.15)

     Net Collections                                                 61,294,107.16

     Aggregate Principal Balance of Delinquent Contracts              4,146,067.30

     Aggregate Excess Spread Amount                                             --
     Total Initial Spread Deposit Repayment                                     --
                                                                  ----------------
     Certificate Distributable Amount                                           --
                                                                  ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-3

Original Principal Balance                                                            200,000,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS       BALANCE

     Principal Amount of Notes as of Prior Distribution Date                          200,000,000.00      1000.000000

     Principal Amount of Notes as of Current Distribution Date                        200,000,000.00      1000.000000

          Pool Factor                                                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                           0.000000
     Plus: Prior Principal Carryover                                          0.00                           0.000000
                                                                  ----------------
     Total Principal Distributable Amount                                     0.00                           0.000000

     Principal Distribution Amount                                            0.00                           0.000000
                                                                  ----------------

     Current Principal Carryover                                                                0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         365,000.00                           1.825000
     Plus: Prior Interest Carryover                                           0.00                           0.000000
                                                                  ----------------
     Total Interest Distributable Amount                                365,000.00                           1.825000

     Interest Distribution Amount                                       365,000.00                           1.825000
                                                                  ----------------

     Current Interest Carryover                                                                 0.00         0.000000


                                                                                                          PER $1000
                                                                                                          AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                 ORIG PRIN BAL

     Aggregate Principal Balance                                  1,249,664,885.62

     Overcollateralization Amount                                    57,638,894.38

     Servicing Fee                                                    1,354,618.00                           0.903079

     Spread Account                                                  12,496,648.86
     Net Change in Spread Account                                      (507,680.15)

     Net Collections                                                 61,294,107.16

     Aggregate Principal Balance of Delinquent Contracts              4,146,067.30

     Aggregate Excess Spread Amount                                             --
     Total Initial Spread Deposit Repayment                                     --
                                                                  ----------------
     Certificate Distributable Amount                                           --
                                                                  ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class A-4

Original Principal Balance                                                            331,750,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS       BALANCE

     Principal Amount of Notes as of Prior Distribution Date                          331,750,000.00      1000.000000

     Principal Amount of Notes as of Current Distribution Date                        331,750,000.00      1000.000000

          Pool Factor                                                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                           0.000000
     Plus: Prior Principal Carryover                                          0.00                           0.000000
                                                                  ----------------
     Total Principal Distributable Amount                                     0.00                           0.000000

     Principal Distribution Amount                                            0.00                           0.000000
                                                                  ----------------

     Current Principal Carryover                                                                0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         776,847.92                           2.341667
     Plus: Prior Interest Carryover                                           0.00                           0.000000
                                                                  ----------------
     Total Interest Distributable Amount                                776,847.92                           2.341667

     Interest Distribution Amount                                       776,847.92                           2.341667
                                                                  ----------------

     Current Interest Carryover                                                                 0.00         0.000000

                                                                                                          PER $1000
                                                                                                          AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                 ORIG PRIN BAL

     Aggregate Principal Balance                                  1,249,664,885.62

     Overcollateralization Amount                                    57,638,894.38

     Servicing Fee                                                    1,354,618.00                           0.903079

     Spread Account                                                  12,496,648.86
     Net Change in Spread Account                                      (507,680.15)

     Net Collections                                                 61,294,107.16

     Aggregate Principal Balance of Delinquent Contracts              4,146,067.30

     Aggregate Excess Spread Amount                                             --
     Total Initial Spread Deposit Repayment                                     --
                                                                  ----------------
     Certificate Distributable Amount                                           --
                                                                  ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class B-1

Original Principal Balance                                                             56,250,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS       BALANCE

     Principal Amount of Notes as of Prior Distribution Date                           56,250,000.00      1000.000000

     Principal Amount of Notes as of Current Distribution Date                         56,250,000.00      1000.000000

          Pool Factor                                                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                           0.000000
     Plus: Prior Principal Carryover                                          0.00                           0.000000
                                                                  ----------------
     Total Principal Distributable Amount                                     0.00                           0.000000

     Principal Distribution Amount                                            0.00                           0.000000
                                                                  ----------------

     Current Principal Carryover                                                                0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         109,687.50                           1.950000
     Plus: Prior Interest Carryover                                           0.00                           0.000000
                                                                  ----------------
     Total Interest Distributable Amount                                109,687.50                           1.950000

     Interest Distribution Amount                                       109,687.50                           1.950000
                                                                  ----------------

     Current Interest Carryover                                                                 0.00         0.000000

                                                                                                          PER $1000
                                                                                                          AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                 ORIG PRIN BAL

     Aggregate Principal Balance                                  1,249,664,885.62
     Overcollateralization Amount                                    57,638,894.38

     Servicing Fee                                                    1,354,618.00                           0.903079

     Spread Account                                                  12,496,648.86
     Net Change in Spread Account                                      (507,680.15)

     Net Collections                                                 61,294,107.16

     Aggregate Principal Balance of Delinquent Contracts              4,146,067.30

     Aggregate Excess Spread Amount                                             --
     Total Initial Spread Deposit Repayment                                     --
                                                                  ----------------
     Certificate Distributable Amount                                           --
                                                                  ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class C-1

Original Principal Balance                                                             63,750,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS       BALANCE

     Principal Amount of Notes as of Prior Distribution Date                           63,750,000.00      1000.000000

     Principal Amount of Notes as of Current Distribution Date                         63,750,000.00      1000.000000

          Pool Factor                                                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                           0.000000
     Plus: Prior Principal Carryover                                          0.00                           0.000000
                                                                  ----------------
     Total Principal Distributable Amount                                     0.00                           0.000000

     Principal Distribution Amount                                            0.00                           0.000000
                                                                  ----------------

     Current Principal Carryover                                                                0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         132,281.25                           2.075000
     Plus: Prior Interest Carryover                                           0.00                           0.000000
                                                                  ----------------
     Total Interest Distributable Amount                                132,281.25                           2.075000

     Interest Distribution Amount                                       132,281.25                           2.075000
                                                                  ----------------

     Current Interest Carryover                                                                 0.00         0.000000

                                                                                                          PER $1000
                                                                                                          AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                 ORIG PRIN BAL

     Aggregate Principal Balance                                  1,249,664,885.62

     Overcollateralization Amount                                    57,638,894.38

     Servicing Fee                                                    1,354,618.00                           0.903079

     Spread Account                                                  12,496,648.86
     Net Change in Spread Account                                      (507,680.15)

     Net Collections                                                 61,294,107.16

     Aggregate Principal Balance of Delinquent Contracts              4,146,067.30

     Aggregate Excess Spread Amount                                             --
     Total Initial Spread Deposit Repayment                                     --
                                                                  ----------------
     Certificate Distributable Amount                                           --
                                                                  ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended July 31, 2004
                    for Distribution Date of August 20, 2004
                                    Class D-1

Original Principal Balance                                                             48,750,000.00

                                                                                                          PER $1000
                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS       BALANCE

     Principal Amount of Notes as of Prior Distribution Date                           48,750,000.00      1000.000000

     Principal Amount of Notes as of Current Distribution Date                         48,750,000.00      1000.000000

          Pool Factor                                                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

     Note Monthly Principal Distributable Amount                              0.00                           0.000000
     Plus: Prior Principal Carryover                                          0.00                           0.000000
                                                                  ----------------
     Total Principal Distributable Amount                                     0.00                           0.000000

     Principal Distribution Amount                                            0.00                           0.000000
                                                                  ----------------

     Current Principal Carryover                                                                0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

     Note Monthly Interest Distributable Amount                         128,781.25                           2.641667
     Plus: Prior Interest Carryover                                           0.00                           0.000000
                                                                  ----------------
     Total Interest Distributable Amount                                128,781.25                           2.641667

     Interest Distribution Amount                                       128,781.25                           2.641667
                                                                  ----------------

     Current Interest Carryover                                                                 0.00         0.000000

                                                                                                          PER $1000
                                                                                                          AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                 ORIG PRIN BAL

     Aggregate Principal Balance                                  1,249,664,885.62

     Overcollateralization Amount                                    57,638,894.38

     Servicing Fee                                                    1,354,618.00                           0.903079

     Spread Account                                                  12,496,648.86
     Net Change in Spread Account                                     (507,680.15)

     Net Collections                                                 61,294,107.16

     Aggregate Principal Balance of Delinquent Contracts              4,146,067.30

     Aggregate Excess Spread Amount                                             --
     Total Initial Spread Deposit Repayment                                     --
                                                                  ----------------
     Certificate Distributable Amount                                           --
                                                                  ================